Gain on Asset Purchase Cancellation	12 Months Ended
Dec. 31, 2015
Notes To Consolidated Financial Statements
Gain On Asset Purchase Cancellations

16. Gain on Asset Purchase Cancellation

In December 2013, the Company cancelled the acquisition agreement of newbuild Hull J0131. In March 2014, the Company collected the full amount of advances paid to the relevant shipyard of $31,800 and interest of $4,520, calculated with a rate of 5% from the receipt of the relevant installments by the shipyard until the refund of such installments, following an arbitration award issued in favor of the Company in January 2014. The amount of $3,633 recorded in the year ended December 31, 2014 represents the amount of interest of $4,520 received, net of capitalized expenses of $887. No gain on asset purchase cancellation has been recorded during the years ended December 31, 2013 or December 31, 2015.